                                 AMENDMENT NO. 9
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

         This Amendment No. 9 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series amends, effective as of March 22, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         WHEREAS, the Trust desires to amend the Agreement to change the name of AIM Growth Allocation Fund to AIM Moderate Growth Allocation Fund, effective as of March 22, 2005, and to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation Fund effective as of April 29, 2005;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 22, 2005.


                                                      By: /s/
                                                          ----------------------
                                                          Name: Robert H. Graham
                                                          Title: President

                          Exhibit 1 TO AMENDMENT No. 9
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
         ---------                                   -------------------------
AIM Basic Value Fund                                 Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Conservative Allocation Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Global Equity Fund                               Class A Shares
                                                     Class B Shares
                                                     Class C shares
                                                     Institutional Class Shares

AIM Growth Allocation Fund                           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Mid Cap Core Equity Fund                         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Moderate Allocation Fund                         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

         PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
         ---------                                   -------------------------
AIM Moderate Growth Allocation Fund                  Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Moderately Conservative Allocation Fund          Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM Small Cap Growth Fund                            Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares